[Letterhead of Dendrite International, Inc.]

August 14, 2002

VIA EDGAR Securities and Exchange Commission 450 Fifth Street, N.W. Judiciary Plaza Washington, D.C. 20549

Re:	Dendrite International, Inc. - Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Submitted herewith for filing on behalf of Dendrite International, Inc., a New Jersey corporation, is a Quarterly Report on Form 10-Q and accompanying written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Should you have any questions regarding this filing, please contact the undersigned at 973-425-1200.

Sincerely, CHRISTINE A. PELLIZZARI Christine A. Pellizzari Vice President, General Counsel and Secretary